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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  June 1, 1999
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                        (Date of earliest event reported)


                     Peoples Heritage Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Maine                          0-16947                  01-0437984
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine               04112-9540
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     (Address of principal executive offices)                     (Zip Code)


                                 (207) 761-8500
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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                 (Former name, former address and former fiscal
                      year, if changed since last report)




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ITEM 5. OTHER EVENTS

     On June 2, 1999, Peoples Heritage Financial Group, Inc. ("PHFG") announced that it and Banknorth Group, Inc. (the "Company") had entered into an Agreement and Plan of Merger, dated as of June 1, 1999 (the "Agreement"), which sets forth the terms and conditions pursuant to which the Company would be merged with and into PHFG (the "Merger") and PHFG would change its name to "Banknorth Group, Inc." The Agreement provides, among other things, that as a result of the Merger, each outstanding share of common stock of the Company (subject to certain exceptions) will be converted into the right to receive 1.825 shares of PHFG's common stock, plus cash in lieu of any fractional share interest. Consummation of the Merger is subject to a number of conditions, including (i) the approval of the Agreement and the Merger by the shareholders of PHFG and the Company, (ii) the receipt of requisite regulatory approvals, (iii) receipt by the parties of an opinion of counsel as to certain tax consequences of the Merger, (v) receipt by the parties of letters from their independent public accountants stating their opinion that the Merger shall qualify for pooling-of-interests accounting treatment and (v) satisfaction of certain other conditions.

     In connection with the Agreement, PHFG and the Company entered into a Stock Option Agreement, dated as of June 1, 1999 (the "Company Stock Option Agreement"), pursuant to which the Company granted PHFG an option (the "Company Option") to purchase up to 4,621,085 shares of the Company's common stock (subject to adjustment as set forth therein), which represents 19.9% of the Company's outstanding shares of common stock, at a purchase price of $26.80 per share (subject to adjustment as set forth therein). The Company Option will become exercisable upon the occurrence of certain events, as specified in the Company Stock Option Agreement, none of which has occurred as of June 1, 1999.

     In connection with the Agreement, PHFG and the Company also entered into a Stock Option Agreement, dated as of June 1, 1999 (the "PHFG Stock Option Agreement"), pursuant to which PHFG granted the Company an option (the "PHFG Option") to purchase up to 20,820,000 shares of PHFG's common stock (subject to adjustment as set forth therein), which represents 19.9% of PHFG's outstanding shares of common stock, at a purchase price of $19.20 per share (subject to adjustment as set forth therein). The Option will become exercisable upon the occurrence of certain events, as specified in the PHFG Stock Option Agreement, none of which has occurred as of June 1, 1999.

     In connection with the Agreement, (i) the Company adopted an amendment to its Rights Plan, dated as of June 1, 1999, which generally provides that the Agreement and the Company Stock Option Agreement and the transactions contemplated thereby shall have no consequences for purposes of such Rights Plan, and (ii) PHFG adopted a similar amendment to its Rights Plan with respect to the Agreement and the PHFG Stock Option Agreement.

     The press release issued by PHFG and the Company with respect to the announcement of the transaction described herein is attached hereto as Exhibit
99.1 and is hereby incorporated herein by reference in its entirety, except that it is estimated that the effect of the Merger will be accretive to earnings of the resulting company by four cents per share and five cents per share in 2001 and 2002, respectively, and not three cents per share and four cents per share in these respective years as stated in such press release. Also attached as
Exhibit 99.2 and incorporated herein by reference is a presentation given by PHFG to investment analysts on June 2, 1999.





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     The press release and the analysts presentation incorporated herein by reference contain forward-looking statements with respect to the financial condition, results of operations and business of the surviving corporation upon consummation of the Merger, including statements relating to: (a) the estimated cost savings that will be realized from the Merger; (b) the estimated impact on results of operations of the Merger and (c) the restructuring charges expected to be incurred in connection with the Merger. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) estimated cost savings from the Merger cannot be fully realized within the expected time frame; (2) revenues following the Merger are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of PHFG and the Company are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the markets in which the surviving corporation will be doing business, are less favorable than expected; or (7) legislation or changes in regulatory requirements adversely affect the businesses in which the surviving entity would be engaged.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Not applicable.

     (b) Not applicable.

     (c) The following exhibits are included with this Report:

         Exhibit 2.1 Agreement and Plan of Merger, dated as of June 1, 1999, between PHFG and the Company(1)

         Exhibit 10.1 Stock Option Agreement, dated as of June 1, 1999, between PHFG (as grantee) and the Company (as issuer)(1)

         Exhibit 10.2 Stock Option Agreement, dated as of June 1, 1999, between PHFG (as issuer) and the Company (as grantee)(1)

         Exhibit 10.3 Form of letter agreement between affiliates of the Company and PHFG(1)

         Exhibit 10.4 Form of letter agreement between affiliates of PHFG and PHFG(1)


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 (1)   To be filed by amendment








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          Exhibit 99.1        Press Release, dated June 2, 1999

          Exhibit 99.2        Analysts Presentation

          Exhibit 99.3 Amendment, dated as of June 1, 1999, to the Rights Agreement, dated as of November 27, 1990 and amended and restated as of September 4, 1998, between the Company and Registrar and Transfer Company, as Rights Agent.(1)

          Exhibit 99.4 Amendment, dated as of June 1, 1999, to the Rights Agreement, dated as of September 12, 1989, between PHFG and American Stock Transfer & Trust Company, as Rights Agent (1)
















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 (1)  To be filed by amendment.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               PEOPLES HERITAGE FINANCIAL GROUP, INC.



                               By:  /s/ Peter J. Verrill
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                                    Name:  Peter J. Verrill
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Treasurer

Date:  June 2, 1999






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